Exhibit 32.1
CERTIFICATION OF CEO PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
UNITED STATES CODE)
In connection with the Annual Report of Del Taco Restaurant Properties II (the “Partnership”) on Form 10-K for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Partnership, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the partnership.

Date: March 17, 2006	/s/ Kevin K. Moriarty
Kevin K. Moriarty
Director, Chairman and Chief Executive Officer

Date: March 17, 2006	/s/ Robert J. Terrano
Robert J. Terrano
Executive Vice President, Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its staff upon request.